UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington D.C. 20549



                                   FORM 8-K

                                 CURRENT REPORT
                  Pursuant to Section 13 or 15(d) of The
                      Securities Exchange Act of 1934



October 1, 2007
Date of Report (Date of earliest event reported):


GSAMP Trust 2007-H1
(Exact name of issuing entity as specified in its charter)


GS Mortgage Securities Corp.
(Exact name of depositor as specified in its charter)


Goldman Sachs Mortgage Company
(Exact name of sponsor as specified in its charter)




New York                 333-132809-49                 54-2198778
(State or other          (Commission                   54-2198779
jurisdiction              File Number                  54-2198780
of incorporation          of Issuing Entity)           54-2198781
of Issuing Entity)                                     54-2198782
                                                       54-6731736
                                                       (IRS Employer
                                                       Identification No.
                                                       of Issuing Entity)

c/o Wells Fargo Bank, N.A.
9062 Old Annapolis Road
Columbia, MD                                                    21045
(Address of principal executive offices of Issuing Entity)     (Zip Code
                                                                of Issuing
                                                                Entity)

(410) 884-2000
(Issuing Entity telephone number, including area code)


Not Applicable
Former name or former address, if changed since last report)



Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):


[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))





Section 8 - Other Events

Item 8.01 - Other Events

Effective October 1, 2007, Bank of America Corporation, parent corporation of Bank of America, N.A. ("Bank of America") and Banc of America Securities LLC ("BAS"), has acquired ABN AMRO North America Holding Company, parent company of LaSalle Bank Corporation and LaSalle Bank National Association ("LaSalle"), from ABN AMRO Bank N.V. (the "Acquisition"). LaSalle is the trustee for the certificates offered pursuant to the Prospectus Supplement dated January 29, 2007.






 SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


GSAMP Trust 2007-H1
(Issuing Entity)


By: Wells Fargo Bank, N.A. as Master Servicer
By: /s/  Elisabeth A. Brewster
By: Elisabeth A. Brewster as Vice President

Date:  October 4, 2007